Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

(14) Subsequent Events

In February 2023, the Company’s board of directors approved and declared a quarterly preferred cash dividend on its issued and outstanding preferred shares, payable on March 15, 2023, to holders of record as of March 3, 2023. The dividend declared on Series A Preferred Shares and Series B Preferred Shares were $0.44 and $0.39 per depositary share (rounded to the nearest whole cent), respectively, for a total aggregate amount of $2,625 and $2,344, respectively.

In February 2023, the Company’s board of directors approved and declared a cash dividend of $0.30 per share on its issued and outstanding common shares, payable on March 15, 2023, to holders of record as of March 3, 2023.